ACCOUNTS RECEIVABLE AND CONTRACT ASSETS, NET - Summary of accounts receivable and contract assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Receivables [Abstract]
Accounts receivable and contract assets	¥ 3,756,510		¥ 3,007,955
Less: Allowance for credit losses	(23,833)		(21,200)
Total accounts receivable and contract assets	¥ 3,732,677	$ 533,766	¥ 2,986,755